Exhibit 99.2

Equity Commonwealth
Supplemental Operating
and Financial Data

First Quarter 2019

Corporate Headquarters                                Investor Relations
Two North Riverside Plaza                                Sarah Byrnes
Suite 2100                                        (312) 646-2801
Chicago, IL 60606                                    ir@eqcre.com
(312) 646-2800                                        www.eqcre.com

TABLE OF CONTENTS

Corporate Information
Company Profile and Investor Information	3

Financial Information
Key Financial Data	4
Condensed Consolidated Balance Sheets	5
Additional Balance Sheet Information	6
Condensed Consolidated Statements of Operations	7
Calculation of Same Property Net Operating Income (NOI) and Same Property Cash Basis NOI	8
Same Property Results of Operations	9
Calculation of EBITDA, EBITDAre, and Adjusted EBITDAre	10
Calculation of Funds from Operations (FFO) and Normalized FFO	11
Debt Summary	12
Debt Maturity Schedule	13
Leverage Ratios, Coverage Ratios and Public Debt Covenants	14
Acquisitions and Dispositions	15

Portfolio Information
Property Detail	16
Leasing Summary	17
Same Property Leasing Summary	18
Capital Summary - Expenditures & Same Property Leasing Commitments	19
Tenants Representing 1.5% or More of Annualized Rental Revenue	20
Same Property Lease Expiration Schedule	21

Additional Support
Common & Potential Common Shares	22
Definitions	23

Forward-Looking Statements

Some of the statements contained in this presentation constitute forward-looking statements within the meaning of the federal securities laws including, but not limited to, statements pertaining to our capital resources, portfolio performance, results of operations or anticipated market conditions. Any forward-looking statements contained in this presentation are intended to be made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

The forward-looking statements contained in this presentation reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause our future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018.

Regulation FD Disclosures

We intend to use any of the following to comply with our disclosure obligations under Regulation FD: press releases, SEC filings, public conference calls, or our website. We routinely post important information on our website at www.eqcre.com, including information that may be deemed to be material. We encourage investors and others interested in the company to monitor these distribution channels for material disclosures.

COMPANY PROFILE AND INVESTOR INFORMATION

Equity Commonwealth (NYSE: EQC) is a Chicago based, internally managed and self-advised real estate investment trust (REIT) with commercial office properties in the United States.

Same Property Statistics
No. of
Properties	Sq. Feet	% Leased	% Commenced
9	3,833	94.4%	93.7%

Senior Unsecured Debt Ratings	NYSE Trading Symbols
Moody's: Baa2	Common Stock: EQC
Standard & Poor's: BBB-	Preferred Stock Series D: EQCPD

Board of Trustees
Sam Zell (Chairman)	David A. Helfand	Kenneth Shea
James S. Corl	Peter Linneman (Lead Independent Trustee)	Gerald A. Spector
Martin L. Edelman	James L. Lozier, Jr.	James A. Star
Edward A. Glickman	Mary Jane Robertson

Senior Management
David A. Helfand	David S. Weinberg
President and Chief Executive Officer	Executive Vice President and
Chief Operating Officer

Adam S. Markman	Orrin S. Shifrin
Executive Vice President,	Executive Vice President,
Chief Financial Officer and Treasurer	General Counsel and Secretary

Equity Research Coverage (1)
Bank of America / Merrill Lynch	James Feldman	(646) 855-5808	james.feldman@baml.com
Citigroup	Michael Bilerman	(212) 816-1383	michael.bilerman@citi.com
Green Street Advisors	Daniel Ismail	(949) 640-8780	dismail@greenstreetadvisors.com
JMP Securities	Mitch Germain	(212) 906-3546	mgermain@jmpsecurities.com
Stifel Nicolaus	John Guinee	(443) 224-1307	jwguinee@stifel.com

Debt Research Coverage (1)
J.P.Morgan	Mark Streeter	(212) 834-5086	mark.streeter@jpmorgan.com
Wells Fargo Securities	Thierry Perrein	(704) 410-3262	thierry.perrein@wellsfargo.com

Rating Agencies (1)
Moody's Investors Service	Lori Marks	(212) 553-1098	lori.marks@moodys.com
Standard & Poor's	Fernanda Hernandez	(212) 438-1347	fernanda.hernandez@spglobal.com

Certain terms are defined in the definitions section of this document.

(1)
Any opinions, estimates or forecasts regarding EQC's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of EQC or its management. EQC does not by its reference to the analysts and agencies above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

KEY FINANCIAL DATA
(amounts in thousands, except per share data)

	As of and for the Three Months Ended
	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
OPERATING INFORMATION
Ending property count (1)	9	10	11	13	13
Ending square footage (1)(2)	3,833	5,120	5,410	6,341	6,344
Percent leased (1)	94.4%	94.8%	94.0%	89.8%	88.6%
Percent commenced (1)	93.7%	91.2%	91.3%	87.7%	83.5%
Net income attributable to EQC common shareholders	$208,521	$13,420	$30,767	$35,036	$185,602
Adjusted EBITDAre (3)	31,651	34,154	30,454	30,561	31,417
SAME PROPERTY OPERATING INFORMATION
Ending square footage	3,833	3,833	3,833	3,838	3,841
Percent leased	94.4%	95.5%	94.6%	94.0%	92.3%
Percent commenced	93.7%	93.9%	93.3%	91.7%	91.2%
Same Property NOI (3)	$21,371	$20,164	$20,064	$20,291	$19,976
Same Property Cash Basis NOI (3)	21,378	20,119	20,086	20,007	19,493
Same Property NOI margin	65.3%	63.4%	63.3%	65.1%	65.0%
Same Property Cash Basis NOI margin	65.3%	63.4%	63.3%	64.8%	64.4%
SHARES OUTSTANDING AND PER SHARE DATA (4)
Shares Outstanding at End of Period
Common stock outstanding - basic (5)	121,900	121,572	121,483	121,483	121,457
Dilutive restricted share units (RSUs), Operating Partnership Units, and LTIP Units (4)	1,566	1,809	1,414	1,235	1,377
Dilutive Series D Convertible Preferred Shares outstanding (6)	2,563	—	—	—	2,363
Preferred Stock Outstanding (6)	4,915	4,915	4,915	4,915	4,915
Weighted Average Shares Outstanding - GAAP
Basic (5)	121,960	121,749	121,845	121,822	123,867
Diluted (5)	125,822	123,376	122,851	122,649	127,097
Distributions Declared Per Common Share	$—	$—	$2.50	$—	$—
BALANCE SHEET
Total assets	$3,713,937	$3,530,772	$3,813,728	$3,776,874	$4,137,306
Total liabilities	322,376	346,774	644,217	334,565	735,827
ENTERPRISE VALUE
Total debt (book value)	$274,977	$274,955	$279,901	$280,012	$678,527
Less: Cash and cash equivalents	(3,069,501)	(2,400,803)	(2,673,328)	(2,507,117)	(2,837,671)
Plus: Market value of preferred shares	134,480	124,109	128,451	127,943	127,746
Plus: Market value of diluted common shares	4,036,090	3,698,580	3,943,753	3,865,605	3,767,312
Total enterprise value	$1,376,046	$1,696,841	$1,678,777	$1,766,443	$1,735,914
RATIOS
Net debt / enterprise value	(203.1)%	(125.3)%	(142.6)%	(126.1)%	(124.4)%
Net debt / annualized adjusted EBITDAre (3)	(22.1)x	(15.6)x	(19.6)x	(18.2)x	(17.2)x
Adjusted EBITDAre (3) / interest expense	7.5x	6.8x	6.0x	4.8x	3.1x

(1)	Excludes properties classified as held for sale and land parcels.
(2)	Changes in total square footage result from property dispositions, reclassifications, and remeasurement.
(3)	Non-GAAP financial measures are defined and reconciled to the most directly comparable GAAP measure, herein.
(4)
Restricted share units (RSUs) and LTIP Units are equity awards that contain both service and market-based vesting components. Refer to the schedule of Common & Potential Common Shares for information regarding RSUs and LTIP Units and their impact on weighted average shares outstanding.

(5)	Refer to the schedule of Common & Potential Common Shares for information regarding the components of our weighted average common shares outstanding.
(6)
As of March 31, 2019, we had 4,915 series D preferred shares outstanding that were convertible into 2,563 common shares. The series D preferred shares are dilutive for GAAP EPS for the three months ended March 31, 2019 and 2018, and are anti-dilutive for GAAP EPS for all other periods presented. Refer to the schedule of Common & Potential Common Shares for information regarding the series D preferred shares and their impact on diluted weighted average shares outstanding for EPS, FFO per share and Normalized FFO per share.

CONDENSED CONSOLIDATED BALANCE SHEETS
(amounts in thousands, except share data)

	March 31, 2019	December 31, 2018
ASSETS
Real estate properties:
Land	$110,395	$135,142
Buildings and improvements	704,142	1,004,500
	814,537	1,139,642
Accumulated depreciation	(245,528)	(375,968)
	569,009	763,674
Acquired real estate leases, net	183	275
Cash and cash equivalents	3,069,501	2,400,803
Marketable securities	—	249,602
Restricted cash	1,767	3,298
Rents receivable	31,151	51,089
Other assets, net	42,326	62,031
Total assets	$3,713,937	$3,530,772

LIABILITIES AND EQUITY
Senior unsecured debt, net	$248,689	$248,473
Mortgage notes payable, net	26,288	26,482
Accounts payable, accrued expenses and other	42,280	62,368
Rent collected in advance	5,119	9,451
Total liabilities	$322,376	$346,774

Shareholders' equity:
Preferred shares of beneficial interest, $0.01 par value: 50,000,000 shares authorized;
Series D preferred shares; 6 1/2% cumulative convertible; 4,915,196 shares issued and outstanding, aggregate liquidation preference of $122,880	$119,263	$119,263
Common shares of beneficial interest, $0.01 par value: 350,000,000 shares authorized; 121,899,625 and 121,572,155 shares issued and outstanding, respectively	1,219	1,216
Additional paid in capital	4,304,560	4,305,974
Cumulative net income	3,081,492	2,870,974
Cumulative other comprehensive loss	—	(342)
Cumulative common distributions	(3,420,512)	(3,420,548)
Cumulative preferred distributions	(695,733)	(693,736)
Total shareholders’ equity	3,390,289	3,182,801
Noncontrolling interest	1,272	1,197
Total equity	$3,391,561	$3,183,998
Total liabilities and equity	$3,713,937	$3,530,772

ADDITIONAL BALANCE SHEET INFORMATION
(amounts in thousands)

	March 31, 2019	December 31, 2018
Additional Balance Sheet Information

Straight-line rents receivable	$27,966	$47,393
Accounts receivable	3,185	3,696
Rents receivable	$31,151	$51,089

Capitalized lease incentives, net	$1,721	$4,308
Deferred leasing costs, net	31,058	51,123
Other	9,547	6,600
Other assets, net	$42,326	$62,031

Accounts payable	$3,014	$2,932
Accrued interest	759	4,432
Accrued taxes	7,914	13,228
Accrued capital expenditures	2,907	13,540
Accrued leasing costs	5,661	6,181
Assumed real estate lease obligations, net	78	117
Security deposits	4,141	4,137
Other accrued liabilities	17,806	17,801
Accounts payable and accrued expenses	$42,280	$62,368

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(amounts in thousands, except per share data)

	Three Months Ended
	March 31,
	2019	2018
Revenues:
Rental revenue	$38,890	$55,273
Other revenue	2,862	3,315
Total revenues	$41,752	$58,588

Expenses:
Operating expenses	$15,780	$24,599
Depreciation and amortization	8,585	13,903
General and administrative	12,096	13,339
Loss on asset impairment	—	12,087
Total expenses	$36,461	$63,928

Interest and other income, net	17,775	5,780
Interest expense (including net amortization of debt discounts, premiums and deferred financing fees of $165 and $801, respectively)	(4,206)	(10,115)
Loss on early extinguishment of debt	—	(4,867)
Gain on sale of properties, net	193,037	205,211
Income before income taxes	211,897	190,669
Income tax expense	(1,300)	(3,007)
Net income	$210,597	$187,662
Net income attributable to noncontrolling interest	(79)	(63)
Net income attributable to Equity Commonwealth	$210,518	$187,599
Preferred distributions	(1,997)	(1,997)
Net income attributable to Equity Commonwealth common shareholders	$208,521	$185,602

Weighted average common shares outstanding — basic (1)	121,960	123,867
Weighted average common shares outstanding — diluted (1)	125,822	127,097

Earnings per common share attributable to Equity Commonwealth common shareholders:
Basic	$1.71	$1.50
Diluted	$1.67	$1.48

Certain reclassifications were made to conform the prior period to our presentation of the condensed consolidated statements of operations due to the impact of adopting ASU 2016-02.  Amounts that were previously disclosed as "Tenant reimbursements and other income" are now included in "Rental revenue" and are no longer presented as a separate line item.  Parking revenues that do not represent components of leases and were previously disclosed as "Rental income" are now included in "Other revenue."  Subsequent to January 1, 2019, provisions for credit losses are included in "Rental revenue."  Provisions for credit losses prior to January 1, 2019 were disclosed as "Operating expenses" and were not reclassified to conform prior periods to the current presentation.

(1)	Refer to the schedule of Common & Potential Common Shares for information regarding the components of our weighted average common shares outstanding.

CALCULATION OF SAME PROPERTY NET OPERATING INCOME (NOI) AND SAME PROPERTY CASH BASIS NOI
(amounts in thousands)

	For the Three Months Ended
	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Calculation of Same Property NOI and Same Property Cash Basis NOI:
Rental revenue	$38,890	$39,756	$43,770	$45,569	$55,273
Other revenue	2,862	3,169	3,103	3,067	3,315
Operating expenses	(15,780)	(15,539)	(20,257)	(19,521)	(24,599)
NOI	$25,972	$27,386	$26,616	$29,115	$33,989
Straight line rent adjustments	(837)	(986)	(1,435)	(1,022)	(1,528)
Lease value amortization	(39)	(22)	(4)	(18)	98
Lease termination fees	—	(19)	(395)	(1,557)	(965)
Cash Basis NOI	$25,096	$26,359	$24,782	$26,518	$31,594
Cash Basis NOI from non-same properties (1)	(3,718)	(6,240)	(4,696)	(6,511)	(12,101)
Same Property Cash Basis NOI	$21,378	$20,119	$20,086	$20,007	$19,493
Non-cash rental income and lease termination fees from same properties	(7)	45	(22)	284	483
Same Property NOI	$21,371	$20,164	$20,064	$20,291	$19,976

Reconciliation of Same Property NOI to GAAP Net Income:
Same Property NOI	$21,371	$20,164	$20,064	$20,291	$19,976
Non-cash rental income and lease termination fees from same properties	7	(45)	22	(284)	(483)
Same Property Cash Basis NOI	$21,378	$20,119	$20,086	$20,007	$19,493
Cash Basis NOI from non-same properties (1)	3,718	6,240	4,696	6,511	12,101
Cash Basis NOI	$25,096	$26,359	$24,782	$26,518	$31,594
Straight line rent adjustments	837	986	1,435	1,022	1,528
Lease value amortization	39	22	4	18	(98)
Lease termination fees	—	19	395	1,557	965
NOI	$25,972	$27,386	$26,616	$29,115	$33,989
Depreciation and amortization	(8,585)	(10,830)	(11,287)	(13,021)	(13,903)
General and administrative	(12,096)	(8,973)	(10,905)	(11,222)	(13,339)
Loss on asset impairment	—	—	—	—	(12,087)
Interest and other income, net	17,775	15,741	12,626	12,668	5,780
Interest expense (including net amortization of debt discounts, premiums and deferred financing fees of $165 and $801, respectively)	(4,206)	(5,035)	(5,085)	(6,350)	(10,115)
Loss on early extinguishment of debt	—	(719)	—	(1,536)	(4,867)
Gain (loss) on sale of properties, net	193,037	(1,608)	20,877	26,937	205,211
Income before income taxes	$211,897	$15,962	$32,842	$36,591	$190,669
Income tax (expense) benefit	(1,300)	(540)	(65)	456	(3,007)
Net income	$210,597	$15,422	$32,777	$37,047	$187,662

Same Property capitalized external legal costs(2)	N/A	$—	$9	$63	$76

(1)	Cash Basis NOI from non-same properties for all periods presented includes the operations of properties disposed or classified as held for sale and land parcels.
(2)
Effective January 1, 2019, with the adoption of ASU 2016-02, we no longer capitalize external legal costs incurred when we enter into leases. We did not recast the comparative prior periods presented for the external legal leasing costs capitalized in those periods.

SAME PROPERTY RESULTS OF OPERATIONS
(dollars and square feet in thousands)

	For the Three Months Ended March 31,
	2019	2018	% Change
Properties	9	9
Square Feet (1)	3,833	3,841
% Leased	94.4%	92.3%	2.1%
% Commenced	93.7%	91.2%	2.5%

Rental revenue	$29,867	$27,467	8.7%
Other revenue	2,847	2,801	1.6%
Straight line rent adjustment	(46)	333
Lease value amortization	39	8
Lease termination fees	—	142
Total revenue	32,707	30,751	6.4%
Operating expenses	(11,336)	(10,775)	5.2%
NOI	$21,371	$19,976	7.0%
NOI Margin	65.3%	65.0%

Straight line rent adjustment	$46	$(333)
Lease value amortization	(39)	(8)
Lease termination fees	—	(142)
Cash Basis NOI	$21,378	$19,493	9.7%
Cash Basis NOI Margin	65.3%	64.4%

Same Property capitalized external legal costs(2)	N/A	$76

(1)	The change in total square footage results from remeasurement.
(2)
Effective January 1, 2019, with the adoption of ASU 2016-02, we no longer capitalize external legal costs incurred when we enter into leases. We did not recast the comparative prior periods presented for the external legal leasing costs capitalized in those periods.

CALCULATION OF EBITDA, EBITDAre, AND ADJUSTED EBITDAre
(amounts in thousands)

	For the Three Months Ended
	March 31,
	2019	2018
Net income	$210,597	$187,662
Interest expense	4,206	10,115
Income tax expense	1,300	3,007
Depreciation and amortization	8,585	13,903
EBITDA	$224,688	$214,687
Loss on asset impairment	—	12,087
Gain on sale of properties, net	(193,037)	(205,211)
EBITDAre	$31,651	$21,563
Loss on early extinguishment of debt	—	4,867
Loss on sale of securities	—	4,987
Adjusted EBITDAre	$31,651	$31,417

CALCULATION OF FUNDS FROM OPERATIONS (FFO) AND NORMALIZED FFO
(amounts in thousands, except per share data)

	Three Months Ended
	March 31,
	2019	2018
Calculation of FFO
Net income	$210,597	$187,662
Real estate depreciation and amortization	8,277	13,603
Loss on asset impairment	—	12,087
Gain on sale of properties, net	(193,037)	(205,211)
FFO attributable to Equity Commonwealth	25,837	8,141
Preferred distributions	(1,997)	(1,997)
FFO attributable to EQC common shareholders and unitholders	$23,840	$6,144

Calculation of Normalized FFO
FFO attributable to EQC common shareholders and unitholders	$23,840	$6,144
Lease value amortization	(39)	98
Straight line rent adjustments	(837)	(1,528)
Loss on early extinguishment of debt	—	4,867
Loss on sale of securities	—	4,987
Income taxes related to gains on property sales, net	150	2,969
Normalized FFO attributable to EQC common shareholders and unitholders	$23,114	$17,537

Weighted average common shares and units outstanding -- basic (1)	122,006	123,910
Weighted average common shares and units outstanding -- diluted (1)	123,305	124,734
FFO attributable to EQC common shareholders and unitholders per share and unit -- basic	$0.20	$0.05
FFO attributable to EQC common shareholders and unitholders per share and unit -- diluted	$0.19	$0.05
Normalized FFO attributable to EQC common shareholders and unitholders per share and unit -- basic	$0.19	$0.14
Normalized FFO attributable to EQC common shareholders and unitholders per share and unit -- diluted	$0.19	$0.14

(1)
Our calculations of FFO and Normalized FFO attributable to EQC common shareholders and unitholders per share and unit - basic for the three months ended March 31, 2019 and 2018 include 46 and 43 LTIP/Operating Partnership Units, respectively, that are excluded from the calculation of basic earnings per common share attributable to EQC common shareholders (only). Refer to the schedule of Common & Potential Common Shares for information regarding the components of our weighted average common shares and units outstanding.

DEBT SUMMARY
As of March 31, 2019
(dollars in thousands)

	Interest Rate	Principal Balance	Maturity Date	Open at Par Date	Due at Maturity	Years to Maturity
Unsecured Debt:
Unsecured Fixed Rate Debt:
5.875% Senior Unsecured Notes Due 2020	5.88%	$250,000	9/15/2020	3/15/2020	$250,000	1.5

Secured Debt:
Secured Fixed Rate Debt:
206 East 9th Street	5.69%	$25,856	1/5/2021	7/5/2020	$24,836	1.8

Total / weighted average (1)	5.86%	$275,856			$274,836	1.5

(1)	Total debt outstanding as of March 31, 2019, including net unamortized premiums, discounts, and deferred financing fees was $274,977.

DEBT MATURITY SCHEDULE
(dollars in thousands)

Scheduled Principal Payments During Period
Year	Unsecured Fixed Rate Debt	Secured Fixed Rate Debt	Total		Weighted Average Interest Rate

2019	$—	$423	$423		5.7%
2020	250,000	597	250,597		5.9%
2021	—	24,836	24,836		5.7%
Thereafter	—	—	—		—%
	$250,000	$25,856	$275,856	(1)	5.9%

Percent	90.6%	9.4%	100.0%

(1)	Total debt outstanding as of March 31, 2019, including net unamortized premiums, discounts, and deferred financing fees was $274,977.

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS
(dollars in thousands)

	As of and for the Three Months Ended
	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Leverage Ratios
Total debt / total assets	7.4%	7.8%	7.3%	7.4%	16.4%
Total debt / total market capitalization	6.2%	6.7%	6.4%	6.6%	14.8%
Total debt + preferred stock / total market capitalization	9.2%	9.7%	9.4%	9.5%	17.6%
Total debt / annualized adjusted EBITDAre (1)	2.2x	2.0x	2.3x	2.3x	5.4x
Total debt + preferred stock / annualized adjusted EBITDAre (1)	3.2x	2.9x	3.4x	3.3x	6.4x
Net debt / enterprise value	(203.1)%	(125.3)%	(142.6)%	(126.1)%	(124.4)%
Net debt + preferred stock / enterprise value	(193.3)%	(118.0)%	(134.9)%	(118.8)%	(117.0)%
Net debt / annualized adjusted EBITDAre (1)	(22.1)x	(15.6)x	(19.6)x	(18.2)x	(17.2)x
Net debt + preferred stock / annualized adjusted EBITDAre (1)	(21.0)x	(14.7)x	(18.6)x	(17.2)x	(16.2)x
Secured debt / total assets	0.7%	0.8%	0.8%	0.8%	0.8%
Variable rate debt / total debt	—%	—%	—%	—%	59.0%
Variable rate debt / total assets	—%	—%	—%	—%	9.7%

Coverage Ratios
Adjusted EBITDAre / interest expense (1)	7.5x	6.8x	6.0x	4.8x	3.1x
Adjusted EBITDAre / interest expense + preferred distributions (1)	5.1x	4.9x	4.3x	3.7x	2.6x

Public Debt Covenants
Debt / adjusted total assets (2) (maximum 60%)	7.0%	7.2%	6.8%	6.8%	15.2%
Secured debt / adjusted total assets (2) (maximum 40%)	0.7%	0.7%	0.8%	0.8%	0.7%
Consolidated income available for debt service / debt service (minimum 1.5x)	5.8x	6.2x	4.6x	4.6x	2.8x
Total unencumbered assets (2) / unsecured debt (minimum 150% / 200%)	1,550%	1,520%	1,629%	1,624%	681%

(1)	Refer to the calculation of EBITDA, EBITDAre, and Adjusted EBITDAre for a reconciliation of these measures to Net income.
(2)
Adjusted total assets and total unencumbered assets includes original cost of real estate assets plus capital improvements, both calculated in accordance with GAAP, and excludes depreciation and amortization, accounts receivable, other intangible assets, and impairment write downs, if any.

ACQUISITIONS AND DISPOSITIONS
(dollars in thousands)

Acquisitions
None

Dispositions
Property/Portfolio	City	State	No. of Properties	Sq. Feet (1)	% Leased(1)	Gross Sales Price	Net Book Value (1)	Annualized Rental Revenue (1)
1735 Market Street (2)	Philadelphia	PA	1	1,286,936	92.8%	$451,600	$192,094	$37,313
Total Q1 Dispositions			1	1,286,936	92.8%	$451,600	$192,094	$37,313

The disposition above resulted in a gain on sale of properties of $193.0 million for the three months ended March 31, 2019.

(1)	As of the quarter-ended preceding each sale.
(2)	Proceeds from the sale of 1735 Market Street were approximately $435.4 million after credits for capital costs, contractual lease costs, and rent abatements.

PROPERTY DETAIL
As of March 31, 2019
(sorted by annualized rental revenue, dollars in thousands)

Same Property Portfolio(1)
Property		City, State	Type	No. of Buildings	Square Feet	% Leased	% Comm-enced	Annualized Rental Revenue	Undepreciated Book Value	Net Book Value	Year Acquired	Weighted Average Year Built or Substantially Renovated (2)
1	1225 Seventeenth Street	Denver, CO	Office	1	695,372	88.3%	86.0%	$24,469	$163,900	$127,534	2009	1982
	(17th Street Plaza)
2	333 108th Avenue NE	Bellevue, WA	Office	1	435,406	99.3%	99.3%	22,247	153,525	119,529	2009	2008
	(Tower 333)
3	Bridgepoint Square	Austin, TX	Office	5	440,007	87.3%	85.7%	14,318	98,354	52,547	1997	1995
4	Research Park	Austin, TX	Flex	4	1,110,007	99.1%	99.1%	13,126	109,719	70,576	1998	1976
5	109 Brookline Avenue	Boston, MA	Office	1	285,556	94.6%	94.6%	11,259	47,807	25,611	1995	1915
6	600 108th Avenue NE (3)	Bellevue, WA	Office	1	254,510	97.0%	94.5%	9,561	52,344	34,481	2004	2012
	(Bellevue Corporate Plaza)
7	1250 H Street, NW	Washington, D.C.	Office	1	196,490	86.7%	86.7%	9,068	75,310	41,265	1998	1992

8	206 East 9th Street	Austin, TX	Office	1	175,510	92.0%	92.0%	8,348	51,774	44,315	2012	1984
	(Capitol Tower)
9	Georgetown-Green and Harris Buildings	Washington, D.C.	Office	2	240,475	100.0%	100.0%	6,911	61,804	53,151	2009	2006
	Total Same Properties			17	3,833,333	94.4%	93.7%	$119,307	$814,537	$569,009	2003	1984

	Same Property NOI & Cash Basis NOI Composition			Q1 2019 NOI	% of NOI	Q1 2019 Cash Basis NOI	% of Cash Basis NOI
	Top 5 Properties			$14,990	70.1%	$14,902	69.7%
	All other properties (4 properties)			6,381	29.9%	6,476	30.3%
	Total (9 properties)			$21,371	100.0%	$21,378	100.0%

(1)	Excludes properties disposed prior to April 1, 2019.
(2)	Weighted based on square feet.
(3)
On April 23, 2019, The company sold 600 108th Avenue NE in Bellevue, WA, for a gross price of $195 million. The property includes a 254,510 square foot office building and additional development rights.

LEASING SUMMARY
(dollars and square feet in thousands, except per square foot data)

	As of and for the Three Months Ended
	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Properties (1)	9	10	11	13	13
Total square feet (1)(2)	3,833	5,120	5,410	6,341	6,344
Percentage leased	94.4%	94.8%	94.0%	89.8%	88.6%
Percentage commenced	93.7%	91.2%	91.3%	87.7%	83.5%

Total Leases
Square feet	108	173	563	292	117
Lease term (years)	4.5	7.0	14.4	9.4	7.8
Starting cash rent	$54.98	$45.01	$47.36	$39.44	$36.29
Percent change in cash rent (3)	8.0%	10.0%	(1.2)%	10.4%	2.8%
Percent change in GAAP rent (3)	17.9%	22.5%	11.0%	23.6%	10.8%
Total TI & LC per square foot (4)	$24.78	$46.00	$118.03	$59.54	$59.23
Total TI & LC per sq. ft. per year of lease term (4)	$5.56	$6.60	$8.22	$6.36	$7.56

Renewal Leases
Square feet	95	93	1	103	71
Lease term (years)	4.5	6.7	5.0	5.2	7.2
Starting cash rent	$56.78	$43.12	$67.85	$39.01	$36.93
Percent change in cash rent (3)	8.2%	6.5%	0.0%	12.0%	1.7%
Percent change in GAAP rent (3)	18.4%	19.4%	17.0%	20.2%	9.5%
Total TI & LC per square foot (4)	$22.18	$32.95	$2.50	$40.07	$55.07
Total TI & LC per sq. ft. per year of lease term (4)	$4.96	$4.95	$0.50	$7.75	$7.61

New Leases
Square feet	13	80	562	189	46
Lease term (years)	4.3	7.3	14.4	11.6	8.7
Starting cash rent	$42.25	$47.23	$47.32	$39.67	$35.34
Percent change in cash rent (3)	4.7%	18.8%	(1.2)%	9.6%	6.7%
Percent change in GAAP rent (3)	7.4%	30.3%	11.0%	25.5%	15.3%
Total TI & LC per square foot (4)	$43.16	$61.27	$118.28	$70.12	$65.55
Total TI & LC per sq. ft. per year of lease term (4)	$10.02	$8.35	$8.23	$6.03	$7.49

The above leasing summary is based on leases executed during the periods indicated, and excludes leasing activity for assets during the quarter in which the asset was sold or classified as held for sale.

(1)	Excludes properties classified as held for sale and land parcels.
(2)	Changes in total square footage result from property dispositions, reclassifications, and remeasurement.
(3)
Percent change in GAAP and cash rent is a comparison of current rent, including tenant expense reimbursements, if any, to the rent, including tenant expense reimbursements, if any, last received for the same space on a GAAP and cash basis, respectively. Cash rent is calculated before deducting any initial period free rent. New leasing in suites vacant longer than 2 years was excluded from the calculation.

(4)	Includes tenant improvements (TI) and leasing commissions (LC).

SAME PROPERTY LEASING SUMMARY
(dollars and square feet in thousands, except per square foot data)

	As of and for the Three Months Ended
	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Properties	9	9	9	9	9
Total square feet (1)	3,833	3,833	3,833	3,838	3,841
Percentage leased	94.4%	95.5%	94.6%	94.0%	92.3%
Percentage commenced	93.7%	93.9%	93.3%	91.7%	91.2%

Total Leases
Square feet	108	141	466	171	50
Lease term (years)	4.5	6.7	15.1	5.1	7.9
Starting cash rent	$54.98	$45.29	$49.88	$42.99	$39.89
Percent change in cash rent (2)	8.0%	10.4%	(1.2)%	15.5%	2.9%
Percent change in GAAP rent (2)	17.9%	23.9%	11.0%	25.0%	9.3%
Total TI & LC per square foot (3)	$24.78	$41.88	$123.02	$45.22	$59.04
Total TI & LC per sq. ft. per year of lease term (3)	$5.56	$6.23	$8.15	$8.82	$7.46

Renewal Leases
Square feet	95	90	1	87	34
Lease term (years)	4.5	6.5	5.0	5.2	9.4
Starting cash rent	$56.78	$42.45	$67.85	$40.71	$40.13
Percent change in cash rent (2)	8.2%	7.5%	0.0%	16.3%	1.3%
Percent change in GAAP rent (2)	18.4%	20.3%	17.0%	23.9%	6.9%
Total TI & LC per square foot (3)	$22.18	$33.32	$2.50	$44.92	$70.64
Total TI & LC per sq. ft. per year of lease term (3)	$4.96	$5.10	$0.50	$8.64	$7.53

New Leases
Square feet	13	51	465	84	16
Lease term (years)	4.3	7.1	15.1	5.0	4.7
Starting cash rent	$42.25	$50.25	$49.84	$45.37	$39.37
Percent change in cash rent (2)	4.7%	21.4%	(1.2)%	14.9%	6.7%
Percent change in GAAP rent (2)	7.4%	37.4%	11.0%	26.0%	15.1%
Total TI & LC per square foot (3)	$43.16	$56.87	$123.33	$45.53	$34.03
Total TI & LC per sq. ft. per year of lease term (3)	$10.02	$8.05	$8.16	$9.02	$7.17

The above leasing summary is based on leases executed during the periods indicated.

(1)	Changes in total square footage result from remeasurement.
(2)
Percent change in GAAP and cash rent is a comparison of current rent, including tenant expense reimbursements, if any, to the rent, including tenant expense reimbursements, if any, last received for the same space on a GAAP and cash basis, respectively. Cash rent is calculated before deducting any initial period free rent. New leasing in suites vacant longer than 2 years was excluded from the calculation.

(3)	Includes tenant improvements (TI) and leasing commissions (LC).

CAPITAL SUMMARY
EXPENDITURES & SAME PROPERTY LEASING COMMITMENTS
(dollars and square feet in thousands)

CAPITAL SUMMARY	Three Months Ended
EXPENDITURES	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Tenant improvements	$2,450	$11,078	$11,490	$13,773	$10,907
Leasing costs	843	2,224	11,699	4,909	2,842
Building improvements (1)	1,256	1,936	2,223	2,936	1,951
Total capital expenditures	$4,549	$15,238	$25,412	$21,618	$15,700

Average square feet during period (2)	4,477	5,265	5,876	6,619	8,214

Building improvements per average total sq. ft. during period	$0.28	$0.37	$0.38	$0.44	$0.24

CAPITAL SUMMARY	Three Months Ended
SAME PROPERTY LEASING COMMITMENTS	March 31, 2019
	New Leases	Renewal Leases	Total
Square feet leased during the period	13	95	108
Total TI & LC (3)	$561	$2,107	$2,668
Total TI & LC per square foot (3)	$43.16	$22.18	$24.78
Weighted average lease term by square foot (years)	4.3	4.5	4.5
Total TI & LC per square foot per year of lease term (3)	$10.02	$4.96	$5.56

(1)	Tenant-funded capital expenditures are excluded.
(2)	Average square feet during each period includes properties held for sale at the end of each period.
(3)	Includes tenant improvements (TI) and leasing commissions (LC).

TENANTS REPRESENTING 1.5% OR MORE OF ANNUALIZED RENTAL REVENUE
As of March 31, 2019
(square feet in thousands)

	Tenant	Square Feet (1)	% of Total Sq. Ft. (1)	% of Annualized Rental Revenue	Weighted Average Remaining Lease Term
1	Expedia, Inc. (2)	427	11.8%	18.2%	0.8
2	Flex Ltd.	1,051	29.1%	9.8%	10.8
3	Georgetown University (3)	240	6.6%	5.8%	0.5
4	Beth Israel Deaconess Medical Center, Inc.	117	3.2%	3.2%	4.6
5	Dana-Farber Cancer Institute, Inc.	77	2.1%	3.0%	10.4
6	Equinor Energy Services, Inc.	77	2.1%	2.7%	4.8
7	BT Americas, Inc.	59	1.6%	2.6%	0.3
8	KPMG, LLP	66	1.8%	2.2%	3.9
9	CBRE, Inc.	40	1.1%	1.6%	10.0
10	HNTB Corporation	52	1.4%	1.5%	8.2
11	Boon Insurance Management Services, LP	53	1.5%	1.5%	2.3

	Total	2,259	62.3%	52.1%	6.5

(1)
Square footage as of March 31, 2019 includes space subject to leases that have commenced, space being fitted out for occupancy pursuant to existing leases, and space which is leased but is not occupied or is being offered for sublease by tenants.

(2)	During the third quarter of 2018, an affiliate of Amazon.com, Inc. entered into a new 16-year lease for 429,012 square feet, including all of the Expedia, Inc. space. The lease commences in 2020.
(3)
Georgetown University's leased space includes 111,600 square feet that are sublet to another tenant. During the fourth quarter of 2017, the other tenant committed to lease this space through September 30, 2037. The lease commences on October 1, 2019.

SAME PROPERTY LEASE EXPIRATION SCHEDULE
As of March 31, 2019
(dollars and sq. ft. in thousands)

Year	Number of Tenants Expiring	Leased Sq. Ft. Expiring (1)	% of Leased Sq. Ft. Expiring	Cumulative % of Leased Sq. Ft. Expiring	Annualized Rental Revenue Expiring (2)	% of Annualized Rental Revenue Expiring	Cumulative % of Annualized Rental Revenue Expiring
2019	25	281	7.8%	7.8%	$10,215	8.6%	8.6%
2020	26	134	3.7%	11.5%	5,663	4.7%	13.3%
2021	31	246	6.8%	18.3%	10,078	8.5%	21.8%
2022	21	291	8.0%	26.3%	13,131	11.0%	32.8%
2023	22	286	7.9%	34.2%	11,895	10.0%	42.8%
2024	20	299	8.3%	42.5%	11,031	9.2%	52.0%
2025	9	99	2.7%	45.2%	3,785	3.2%	55.2%
2026	8	80	2.2%	47.4%	3,398	2.8%	58.0%
2027	3	87	2.5%	49.9%	3,348	2.8%	60.8%
2028	3	59	1.6%	51.5%	2,868	2.4%	63.2%
Thereafter	11	1,755	48.5%	100.0%	43,895	36.8%	100.0%
Total	179	3,617	100.0%		$119,307	100.0%
Weighted average remaining
lease term (in years)		8.2			7.8

(1)
Square footage as of March 31, 2019 includes space subject to leases that have commenced, space being fitted out for occupancy pursuant to existing leases, and space which is leased but is not occupied or is being offered for sublease by tenants. The year expiring corresponds to the latest-expiring signed lease for a given suite. Thus, backfilled suites expire in the year stipulated by the new lease.

(2)	Excludes the Annualized Rental Revenue of space that is leased but not commenced.

COMMON & POTENTIAL COMMON SHARES
(share amounts in thousands)

	Three Months Ended
	March 31,
Weighted Average Share Calculation - GAAP EPS	2019	2018

Weighted average common shares outstanding - basic (1)	121,960	123,867
Weighted average Series D preferred shares convertible to common shares	2,563	2,363
Weighted average Operating Partnership Units outstanding	—	1
Weighted average dilutive RSUs and LTIP Units (2)	1,299	866
Weighted average common shares outstanding - diluted (1)	125,822	127,097

	Three Months Ended
	March 31,
Weighted Average Share and Unit Calculation - FFO and Normalized FFO per share and unit	2019	2018
Weighted average EQC common shares outstanding (1)	121,960	123,867
Weighted average Operating Partnership Units outstanding (3)	4	1
Weighted average time-based LTIP Units (2)(3)	42	42
Weighted average common shares and units outstanding - basic (1)	122,006	123,910
Weighted average dilutive RSUs and market-based LTIP Units (2)	1,299	824
Weighted average common shares and units outstanding - diluted (1)	123,305	124,734

Rollforward of Share Count to March 31, 2019	Series D Preferred Shares (4)	EQC Common Shares (5)
Outstanding on December 31, 2018	4,915	121,572
Issuance of restricted shares and shares earned from RSUs, net (6)	—	328
Outstanding on March 31, 2019	4,915	121,900
Common shares issuable from RSUs, Operating Partnership Units, and LTIP Units as measured on March 31, 2019 (2)		1,566
Potential common shares as measured on March 31, 2019 (7)		123,466

(1)	Weighted average common shares outstanding for the three months ended March 31, 2019 and 2018 includes 187 and 307 unvested, earned RSUs, respectively.
(2)	We have granted RSUs and LTIP Units to certain employees, officers, and trustees. RSUs and LTIP Units contain service and market-based vesting components.
(3)
Our calculations of FFO and Normalized FFO attributable to EQC common shareholders and unitholders per share and unit - basic include time-based LTIP Units and Operating Partnership Units that are excluded from the calculation of basic earnings per common share attributable to EQC common shareholders (only).

(4)
As of March 31, 2019, we had 4,915 series D preferred shares that were convertible into 2,563 common shares. The series D preferred shares are dilutive for GAAP EPS for the three months ended March 31, 2019 and 2018. They are antidilutive for FFO per common share and Normalized FFO per common share for all periods presented.

(5)	EQC common shares include unvested restricted shares and unvested earned RSUs.
(6)	This amount is net of forfeitures and shares surrendered to satisfy statutory tax witholding obligations.
(7)	Potential common shares as measured on March 31, 2019, exclude 4,915 series D preferred shares outstanding that were convertible into 2,563 common shares.

DEFINITIONS

Annualized Rental Revenue
Annualized Rental Revenue is annualized contractual rents from our tenants pursuant to leases which have commenced as of March 31, 2019, plus estimated recurring expense reimbursements; excludes lease value amortization, straight line rent adjustments, abated (“free”) rent periods and parking revenue. We calculate annualized rental revenue by aggregating the recurring billings outlined above for the most recent month during the quarter reported, adding abated rent, and multiplying the sum by 12 to provide an estimation of near-term potentially-recurring revenues. The annualized rental revenue of disposed properties is presented for the quarter-ended preceding each disposition.
Annualized rental revenue is a forward-looking non-GAAP measure. Annualized rental revenue cannot be reconciled to a comparable GAAP measure without unreasonable efforts, primarily due to the fact that it is calculated from the billings of tenants in the most recent month at the most recent rental rates during the quarter reported, whereas historical GAAP measures include billings from a potentially different group of tenants over multiple months at potentially different rental rates.
Building Improvements
Building improvements are expenditures to replace obsolete building components or extend the useful life of existing assets.
Consolidated Income Available for Debt Service
Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, and certain items that we view as nonrecurring or impacting comparability from period to period, determined together with debt service on a pro forma basis for the four consecutive fiscal quarters most recently ended.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), EBITDAre, and Adjusted EBITDAre
We calculate EBITDA as net income (loss) excluding interest expense, income tax expense, and depreciation and amortization.
We calculate EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts (NAREIT). NAREIT defines EBITDAre as net income (loss), calculated in accordance with GAAP, plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures. Our calculation of Adjusted EBITDAre differs from our calculations of EBITDA and EBITDAre because we exclude certain items that we view as nonrecurring or impacting comparability from period to period. EBITDA, EBITDAre, and Adjusted EBITDAre are supplemental non-GAAP financial measures.
We consider EBITDA, EBITDAre and Adjusted EBITDAre to be appropriate measures of our operating performance, along with net income (loss), net income (loss) attributable to EQC common shareholders, and cash flow from operating activities. We believe that EBITDA, EBITDAre, and Adjusted EBITDAre provide useful information to investors because by excluding the effects of certain historical amounts, such as interest, depreciation and amortization expense, EBITDA, EBITDAre, and Adjusted EBITDAre may facilitate a comparison of current operating performance with our past operating performance. EBITDA, EBITDAre and Adjusted EBITDAre do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss), net income (loss) attributable to EQC common shareholders, or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs. These measures should be considered in conjunction with net income (loss), net income (loss) attributable to EQC common shareholders, and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income (loss) and condensed consolidated statements of cash flows. Other REITs and real estate companies may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than we do.
Annualized Adjusted EBITDAre
Annualized Adjusted EBITDAre is Adjusted EBITDAre for the three months ended March 31, 2019 multiplied by four.
Enterprise Value
Enterprise value is net debt plus the market value of our preferred shares plus the market value of our common shares.
Funds from Operations (FFO) and Normalized FFO
We compute FFO in accordance with standards established by NAREIT. NAREIT defines FFO as net income (loss), calculated in accordance with GAAP, excluding real estate depreciation and amortization, gains (or losses) from sales of depreciable property, impairment of depreciable real estate, and our portion of these items related to equity investees and noncontrolling interests.  Our calculation of Normalized FFO differs from NAREIT’s definition of FFO because we exclude certain items that we view as nonrecurring or impacting comparability from period to period.  FFO and Normalized FFO are supplemental non-GAAP financial measures. We consider FFO and Normalized FFO to be appropriate measures of operating performance for a REIT, along with net income (loss), net income (loss) attributable to EQC common shareholders, and cash flow from operating activities.

DEFINITIONS

We believe that FFO and Normalized FFO provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense, FFO and Normalized FFO may facilitate a comparison of our operating performance between periods and with other REITs.  FFO and Normalized FFO do not represent cash generated by operating activities in accordance with GAAP and should not be considered as alternatives to net income (loss), net income (loss) attributable to EQC common shareholders, or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs.  These measures should be considered in conjunction with net income (loss), net income (loss) attributable to EQC common shareholders, and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income and condensed consolidated statements of cash flows.  Other REITs and real estate companies may calculate FFO and Normalized FFO differently than we do.
Leasing Costs
Leasing costs include leasing commissions (LCs) and related legal expenses.
LTIP Units
LTIP Units are a class of beneficial interests in EQC Operating Trust (the Operating Trust) that may be issued to employees, officers, or trustees of the Operating Trust, EQC, or their subsidiaries.
Net Debt
Net debt is total debt minus cash and cash equivalents.
Net Operating Income (NOI), Same Property NOI, Cash Basis NOI, and Same Property Cash Basis NOI
NOI is income from our real estate including lease termination fees received from tenants less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions and corporate level expenses. Cash Basis NOI is NOI excluding the effects of straight line rent adjustments, lease value amortization, and lease termination fees. The quarter-to-date same property versions of these measures include the results of properties continuously owned from January 1, 2018 through March 31, 2019. Land parcels and properties classified as held for sale within our condensed consolidated balance sheets are excluded from the same property versions of these measures.
We consider these supplemental non-GAAP financial measures to be appropriate supplemental measures to net income (loss) because they may help to understand the operations of our properties. We use these measures internally to evaluate property level performance, and we believe that they provide useful information to investors regarding our results of operations because they reflect only those income and expense items that are incurred at the property level and may facilitate comparisons of our operating performance between periods and with other REITs. Cash Basis NOI is among the factors considered with respect to acquisition, disposition and financing decisions. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered as an alternative to net income (loss), net income (loss) attributable to Equity Commonwealth common shareholders, or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs. These measures should be considered in conjunction with net income (loss), net income (loss) attributable to EQC common shareholders, and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income and condensed consolidated statements of cash flows. Other REITs and real estate companies may calculate these measures differently than we do.
Net Book Value
Net book value represents the carrying value of real estate properties after depreciation and amortization, purchase price allocations, and impairment write-downs, if any.
NOI Margin
NOI Margin is NOI (or the same property or cash basis derivations of NOI defined above) divided by the total revenues used to calculate NOI (or its derivation).
Operating Partnership Units
Operating Partnership Units are beneficial interests in the Operating Trust.
Other Revenue
Other revenue is primarily comprised of parking revenue that does not represent a component of a lease.
Percentage Commenced
Percentage commenced includes space subject to leases that have commenced, whether or not the tenant is in a free rent period.

DEFINITIONS

Percentage Leased
Percentage leased includes space subject to leases that have commenced, space being fitted out for occupancy pursuant to existing leases, and space which is leased but not occupied or is being offered for sublease by tenants.
Rental Revenue
Rental revenue is primarily comprised of minimum lease payments from tenants, including tenant reimbursements. In addition, rental revenue includes lease termination fees and straight line rent adjustments.
Same Properties
Our same property portfolio is comprised of those properties continuously owned from January 1, 2018 through March 31, 2019. Land parcels and properties classified as held for sale within our condensed consolidated balance sheets are excluded.
Tenant Improvements
Tenant improvements are capital expenditures to improve tenant spaces.
Total Debt
Total debt is the aggregate balance of the following line items on our condensed consolidated balance sheets: senior unsecured debt, net, and mortgage notes payable, net.
Undepreciated Book Value
Undepreciated book value represents the carrying value of real estate properties after purchase price allocations, and impairment write-downs, if any.